UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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IEH Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IEH CORPORATION

140 58th Street, Bldg. B, Suite 8E

Brooklyn, New York 11220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, November 16, 2017

To the Shareholders of IEH CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (“IEH” or the "Company") will be held at the offices of the Company’s outside legal counsel, Becker & Poliakoff, LLP,
45 Broadway, 8th Floor, New York, New York 10006 on Thursday, November 16, 2017 at 10:00 a.m., New York time, for the following purposes:

1.	To elect three (3) Class II Directors to IEH's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

2.	To hold a non-binding advisory vote on the compensation of our named executive officers;

3.	To ratify the appointment of Manuel Reina, CPA, as our independent registered public accounting firm; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on Thursday, October 12, 2017 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Whether or not you plan to attend, to ensure that your shares are represented and voted at the meeting, please either vote your shares: (i) by completing and returning your proxy card mailed to you together with this Proxy Statement; or (ii) electronically over the Internet or by telephone. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the annual meeting of shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders on Thursday, November 16, 2017

The Proxy Statement and Our Annual Report to Shareholders for the Fiscal Year Ended

March 31, 2017 are available at: http://www.investorvote.com/IEHC

By Order of the Board of Directors
/s/ ROBERT KNOTH
Robert Knoth
Chief Financial Officer and Corporate Secretary

Dated: October 16, 2017

IEH CORPORATION

140 58th Street

Building B, Suite 8E

Brooklyn, New York 11220

PROXY STATEMENT FOR THE IEH CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, NOVEMBER 16, 2017

This proxy statement and the accompanying form of proxy have been mailed on or about October 16, 2017 to the holders of record on Thursday, October 12, 2017 (the “Record Date”) of the common stock, par value $.01 per share (“Common Stock”) of IEH CORPORATION, a New York corporation (“IEH” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of IEH for use at the Annual Meeting of Shareholders to be held on Thursday, November 16, 2017 at 10:00 a.m., New York time, at the offices of the Company’s outside legal counsel, Becker & Poliakoff, LLP, 45 Broadway, 8th Floor, New York, New York 10006, and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On Thursday, October 12, 2017, the Record Date, there were issued and outstanding 2,303,468 shares of the Company’s Common Stock. Only holders of Common Stock of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and postponement thereof. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders. Shares of IEH's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the Three (3) persons nominated by the Board of Directors to serve as Class II Directors (Proposal 1);

2.	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (Proposal 2);

3.	FOR the ratification of Manuel Reina, CPA as our independent registered public accounting firm for the fiscal year ending March 30, 2018 (Proposal 3); and

4.	FOR such other matters as may properly come before the Annual Meeting (including any vote to adjourn the meeting) or any adjournment thereof and for which the persons named on the enclosed proxies determine, in their sole discretion, to vote in favor.

Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting.

MAILING OR INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our shareholders both by mailing printed copies of those materials to each shareholder and by making such materials available by the Internet. On or about October 16, 2017, we mailed to our shareholders our proxy materials, including our proxy statement and our annual report. Set forth below are instructions to our shareholders on how to access their proxy card to vote through the Internet or by telephone.

For the 2017 Annual Meeting, the Company will furnish printed copies of our proxy materials to our record shareholders and make available additional copies for beneficial holders of the Company’s Common Stock. In the future, the Company may elect to furnish proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies, and only furnish printed copies of proxy materials upon shareholder request.

Quorum

The presence of a majority of the holders of the outstanding shares of Common Stock entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. Shares are counted as present at the Annual Meeting if you are present in person at the Annual Meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes are counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner in “street name” does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Voting Required

Election of Directors (Proposal 1) is by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election with the three (3) nominees receiving the highest vote totals to be elected as a Class II Directors of IEH. Broker non-votes and properly executed proxies marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated. Votes that are withheld and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to approve the advisory vote on executive compensation in Proposal 2. Because this vote is advisory and is not binding on our Board of Directors, the directors will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote.

The ratification of the appointment of Manuel Reina, CPA, as our independent registered public accounting firm for fiscal year 2018 (Proposal 3) requires the affirmative vote by holders of at least a majority of the shares of IEH’s Common Stock who attend the Annual Meeting in person or are represented at the meeting by proxy and who cast votes. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

Any other matter properly submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the Annual Meeting, unless a greater percentage is required either through law or by our amended certificate of incorporation or bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of shareholders. The Board of Directors is not currently aware of any such other matters. If any other matter does properly come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment. The persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

Manner of Voting

Voting by Proxy – Shareholders of Record

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered a “shareholder of record” and you may vote in person by attending the meeting, or by mailing a marked, signed and dated proxy card delivered with these proxy materials and returning it in the postage-paid envelope provided, or by voting your shares by proxy over the Internet or by telephone by following the instructions provided below and pursuant to the instructions provided in the proxy card. Instructions for voting by mail and via the Internet, by telephone are summarized below.

By Mail - Mark, sign and date proxy card and return it in the postage-prepaid envelope provided to you.

By Internet - If you have Internet access, you may submit your proxy by using the Internet or a Mobile Phone to vote your proxy by accessing www.Investorvote.com/IEHC. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

By Telephone - You may submit your proxy via telephone by calling 1-800-652-8683 (VOTE) within the U.S.A., U.S. Territories and Canada using a touchtone telephone. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

If you are a shareholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the Internet or by telephone. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted:

•	FOR election of the three (3) nominees for Class II Director (Proposal 1);

•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (Proposal 2);

•	FOR the ratification of Manuel Reina CPA, as our independent registered public accounting firm for fiscal year 2018 (Proposal 3).

If any other business properly comes before the shareholders for a vote at the annual meeting, or at any adjournments or any postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Proxy – Shares held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Telephone and Internet voting are usually available to shareholders owning shares through certain brokers, banks and nominees. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. However, as explained above, if you hold your shares in street name you must cast your vote if you want it to count for Proposals 1, 2, or 3; no votes will be cast on your behalf on such proposals if you hold your shares in street name and you do not instruct your bank or broker how to vote. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3 of this proxy statement).

Voting In Person at the Annual Meeting

If you choose to vote in person, you can attend the Annual Meeting and cast your vote in person. Whether or not a shareholder plans to attend the meeting, the shareholder should vote by proxy to ensure his or her vote is counted. A shareholder may still attend the Annual Meeting and vote in person if he or she has already voted by proxy. To vote in person, a shareholder of record may come to the meeting and we will provide the shareholder with a ballot. Shareholders who hold their shares through a broker, bank or nominee and wish to vote at the Annual Meeting must bring to the Annual Meeting a legal proxy from the broker, bank or nominee issued in the shareholder’s name and confirming their beneficial ownership of the shares to be voted.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the Annual Meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Corporate Secretary of IEH. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the Annual Meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Solicitation of Proxies

IEH will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of IEH’s Common Stock held of record by such persons, and IEH may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Rules adopted by the Securities and Exchange Commission (“SEC”) allow companies to send shareholders a “notice of Internet availability of proxy materials” rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to our shareholders. However, in the future, we may take advantage of this new distribution option. If, in the future, we choose to send such notices, they would contain instructions on how shareholders can access our Notice of Annual Meeting and proxy statement and vote via the Internet or telephone. It would also contain instructions on how shareholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis. For this year’s Annual Meeting, the Company will offer voting via the Internet and by telephone.

Annual Report

The Annual Report to Shareholders on Form 10-K for the fiscal year ended March 31, 2017, including financial statements, accompanies this proxy statement. Any reference in this proxy statement to the “year” or the “fiscal year” means IEH’s fiscal year commencing March 26, 2016 to and including March 31, 2017, unless otherwise specifically indicated. This proxy statement and the Annual Report to Shareholders for the fiscal year ended March 31, 2017, are available at: http://www.investor vote.com/IEHC.

Principal Offices

The principal executive offices of IEH are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220. IEH's telephone number is (718) 492-4440.

Recommendation of the Board of Directors

The recommendations of our Board of Directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our Board of Directors recommends a vote:

•	FOR election of the three (3) nominees for Class II Director (See Proposal 1);
•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (See Proposal 2); and
•	FOR the ratification of Manuel Reina, CPA, as our independent registered public accounting firm for fiscal year 2018 (See Proposal 3).

With respect to any other matter that properly comes before the Annual Meeting, including any motion to adjourn the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors of IEH Corporation would like you, as a shareholder, to vote at the Annual Meeting of the Shareholders of the Company, which will take place on Thursday, November 16, 2017 at 10:00 a.m. at the offices of the Company’s outside legal counsel, Becker & Poliakoff, LLP, 45 Broadway, 8th Floor, New York, New York 10006. It also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about October 16, 2017 to all shareholders of record entitled to vote at the Annual Meeting as of Thursday, October 12, 2017, the Record Date.

In this proxy statement, we refer to IEH Corporation as “IEH,” the “Company,” “we,” “us” or “our.”

Who can vote at the Annual Meeting of Shareholders?

Shareholders who owned shares of Common Stock on Thursday, October 12, 2017, the Record Date, may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 2,303,468 shares of the Company’s Common Stock outstanding on Thursday, October 12, 2017. All shares of Common Stock shall vote together as a single class. Information about the shareholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Voting Securities and Security Ownership of Certain Beneficial Owners and Management” on pages 21 through 23 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint: (i) Robert Knoth, our Chief Financial Officer and Corporate Secretary; and (ii) David Offerman, our President and Chief Executive Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing each of these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

At the Annual Meeting you are being asked to vote on three (3) specific items as follows:

First is the election of Gerald E. Chafetz, Allen Gottlieb and David Offerman, as Class II Directors on the Board of Directors of IEH. Each of Gerald E. Chafetz, Allen Gottlieb and David Offerman are currently Directors of the Company.

Second, you are being asked to vote on and approve a resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

Third, at the Annual Meeting you are also being asked to ratify Manuel Reina, CPA, as our independent registered public accounting firm for the fiscal year ending March 30, 2018.

We are unaware of any other possible business to be addressed at the Annual Meeting; however, we will also transact any other business that properly comes before the Annual Meeting in accordance with our By-Laws.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends a vote FOR election of the nominees for Class II Director (See Proposal 1).

Our Board of Directors unanimously recommends a vote FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (See Proposal 2).

Our Board of Directors unanimously recommends a vote FOR the ratification of Manuel Reina, CPA as our independent registered public accounting firm for fiscal year 2018 (See Proposal 3).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders (Robert Knoth and David Offerman) will vote as recommended by the Board of Directors, or if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares beneficially in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Shareholder of Record

If on Thursday, October 12, 2017, the Record Date, your shares were registered directly in your name with our new transfer agent, Computershare, you are a shareholder of record who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting or over the telephone or via Internet. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on Thursday, October 12, 2017, the Record Date, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee holder who is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and to attend the Annual Meeting. If your shares are registered in the name of a bank, other nominee holder or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. If you provide specific voting instructions your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the telephone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you hold your shares “in street name” through a broker, bank or other nominee holder, then the broker, bank or other nominee holder who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. If you hold your shares “in street name” it is critical that you cast your vote, if you want it to count in the election of directors (Proposal 1) and with respect to Proposal 2 (advisory vote on executive compensation). In the prior years, if you held your shares “in street name” and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your bank, broker or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares “in street name” and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on your behalf. Your bank, broker or other nominee will, however, continue to have discretion to vote your uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3). If you are a beneficial owner, please complete the voting instruction card and return it as instructed to your brokerage firm, bank or other nominee holder so your shares of Common Stock will be counted toward a quorum and voted at the Annual Meeting.

How do I vote?

There are four methods to vote at the Annual Meeting - by mail, over the telephone, via the Internet, or by attending the meeting in person.

(1)           You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct; and
•	according to the best judgment of Messrs. Robert Knoth or David Offerman if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the election of the nominated persons as Class II Directors to the Company’s Board of Directors;
•	to approve the resolution approving the compensation of the named executive officers, as disclosed on this proxy statement pursuant to the compensation disclosure rules of the SEC;
•	to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2018; and
•	according to the best judgment of Messrs. Robert Knoth and David Offerman if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

(2)           You may vote over the telephone by calling 1-800-652-8683 (VOTE) within the U.S.A., U.S. territories and Canada using a touchtone telephone

(3)           You may vote via the Internet by accessing www.Investorvote.com.

(4)           You may vote in person at the Annual Meeting.

We will pass out written ballots to anyone who wants to vote at the Annual Meeting. However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to the Corporate Secretary of the Company, Mr. Robert Knoth, stating that you would like to revoke your proxy of a particular date; and
•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting. Therefore, we urge you to fully execute you proxy card and return it so your vote will be counted.

How are votes counted?

You may vote “For” or “Withhold Authority” on electing the nominated persons to be Class II Directors on the Board of Directors (Proposal 1), and “For” or “Against” or “Abstain” with respect to the: (i) non-binding advisory vote on the compensation of our named executive officers (Proposal 2); and (ii) ratification of Manuel Reina, CPA, as our independent registered public accounting firm for fiscal year 2018 (Proposal 3).

How many shareholders are needed either in person or by proxy to hold the Annual Meeting?

To hold the Annual Meeting and conduct business, a majority of the Company’s outstanding shares of Common Stock entitled to vote, in person or represented by proxy, must be present at the Annual Meeting. This is called a quorum.

Shares are counted as present at the Annual Meeting if the shareholder either:

•	is present and votes in person at the Annual Meeting; or
•	has properly submitted a proxy card.

How many votes are required to elect the nominated persons to be Class II Directors on the Board of Directors?

The affirmative vote of a plurality of the votes cast at the Annual Meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each director.

How many votes are required to approve other matters that may come before the shareholders at the Annual Meeting?

An affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “FOR” vote for the election of the persons nominated to be Class II Directors (See Proposal 1). Your shares will also be counted as a “FOR” vote: (i) to approve the resolution approving the non-binding advisory vote on the compensation of the named executive officers (See Proposal 2); and (ii) to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2018 (See Proposal 3).

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish the final results in our quarterly report on Form l0-Q for the fiscal quarter following the results of the voting on this matter. We will file that report with the SEC, and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Who can help answer my questions?

You can contact our corporate headquarters at (718) 492-4440 or by sending to Mr. Robert Knoth, Corporate Secretary, at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220, any questions about proposals described in this proxy statement or how to execute your vote.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Structure and Nominees

IEH's Certificate of Incorporation provides that the directors of IEH are to be elected in two (2) classes; each class to be elected to a staggered two (2) year term and until their successors are duly elected and qualified. The Board of Directors currently consists of five (5) members (with one (1) vacancy) divided into two (2) classes with two Class II Members and three Class II Members. The Bylaws of IEH provide that the Board shall consist of between three and eleven persons, and the Board has currently set the number of persons on the Board at six (6) members.

On March 24, 2017, Michael Offerman, the Chairman of the Board, President and Chief Executive Officer of the Company, died suddenly. He was a Class I Director and this vacancy on the Board of Directors has not yet been filled. On March 26, 2017, the Board of Directors held a special meeting by telephone conference call and elected David Offerman to replace Michael Offerman as Chairman of the Board, President and Chief Executive Officer.

The persons nominated for election to IEH's Board of Directors at the 2017 Annual Meeting are Gerald E. Chafetz, Allen Gottlieb and David Offerman who will each serve, if elected, as Class II Directors of the Board. Each of the nominees currently serves on the Board of Directors.

The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominee as indicated below if no direction to the contrary is given. In the event that the nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

THE BOARD OF DIRECTOR RECOMMENDS THAT YOU VOTE “FOR” THE THREE (3) NOMINEES FOR CLASS II DIRECTORS AS DESCRIBED IN THIS PROPOSAL 1.

The following table sets forth certain information as of the date hereof with respect to all of the Directors of IEH, including the three (3) nominees for election as Class II Directors to IEH's Board of Directors at the Annual Meeting. The information provided below indicates the Directors whose terms of office expire at the Annual Meeting and the Directors whose term of office expires in 2018. The Directors whose terms of office expire at the Annual Meeting are the persons nominated to be Class II Directors for election at the Annual Meeting.

Name	Director Since	Age	Position with Company	Term Expires

David Offerman	2016	42	Chairman of the Board of Directors and President	2019
Allen Gottlieb	1992	76	Director	2019
Gerald E. Chafetz	2009	74	Director	2019
Eric C. Hugel	2016	46	Director	2018
Dr. Sonia Marciano	2016	54	Director	2018

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Allen Gottlieb (Nominee) has been a member of IEH’s Board of Directors since 1992. Mr. Gottlieb is retired. Mr. Gottlieb was previously engaged in the practice of law for 40 years, specializing in Labor-Management Relations.

Gerald E. Chafetz (Nominee) has been a member of IEH’s Board of Directors since 2009. He is the President of GEC Enterprises, LLC which he founded in April 2010. GEC Enterprises LLC provides consulting services to property management companies and a group of window and door retain stores. Prior to April 2010, Mr. Chafetz had been the President of Capitol City Companies since 1989. Capitol City Companies is a property management and home improvement business headquartered in Hartford, Connecticut. Prior to founding Capitol City Companies, he had an extended 22-year executive career in the textile industry with several knitwear and high fashion companies.

David Offerman (Nominee) has been a member of IEH’s Board of Directors since July 15, 2016. On March 26, 2017, David was elected by the Board of Directors to replace his father, Michael Offerman, as Chairman of the Board, President and Chief Executive Officer of the Company following Michael Offerman’s passing on March 24, 2017. Previously David was the Vice President - Sales and Marketing of the Company. He joined the Company in September 2004 as the National Sales Manager and was appointed to Vice-President – Sales and Marketing in April 2011. Prior to joining IEH, David worked as an account executive and sales manager in the telecommunication industry. David graduated from the University of Michigan in 1993 with a Bachelor of Arts in film and communications. In 2016 he received an MBA from the NYU Stern School of Business with a concentration in leadership and management.

Dr. Sonia Marciano has been a member of IEH’s Board of Directors since July 15, 2016. She is a clinical professor at the NYU Stern School of Business since July 2007 where she teaches courses and manages academic programs. She graduated from the University of Chicago in 1984 with a Bachelor of Arts degree. In 2000, Dr. Marciano received from the University of Chicago her MBA in Economics and Finance and her PhD in Business Economics.

Eric C. Hugel has been a member of IEH’s Board of Directors since July 15, 2016. He is the Co-Chief Executive Officer and Chief Financial Officer of Deb’s Buried Treasure, an online retailer, since July 2014. He is also the owner of Eric C. Hugel, CPA, CFA, a business that provides tax and business advisory services. From March 2013 to February 2014, Mr. Hugel held the position of Senior Institutional Specialist in U.S. Fundamental Equity Research Analyst at McGraw Hill Financial – S&P Capital IQ providing investment advisory services. In particular he provided research and analysis in the U.S. aerospace and defense and industrial conglomerates sectors. From July 2002 through June 2012 he was a managing director at Stephens Inc. providing investment banking services in the U.S. aerospace and defenses sectors. Mr. Hugel graduated from Lehigh University in 1993 with a Bachelor of Science in accounting.

Other Executive Officers

Robert Knoth joined IEH as Controller in January, 1990 and was elected Treasurer and Chief Financial Officer of IEH in March, 1990. Mr. Knoth was elected as Corporate Secretary of IEH in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

Significant Employees

Mark Iskin is the Director of Purchasing, a position he has held since September 2000. On April 14, 2011, the Board of Directors appointed Mark to the position of Vice-President – Operations. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition, he participated in setting up and developing the Company’s forecasting and planning software related to that department’s procedures.

Robert Romeo serves as Vice President of Engineering for IEH, a position he has held since October 2005. Robert has corporate responsibility for engineering products and driving product enhancements to satisfy the demanding application requirements of IEH customers. In addition, Robert is tasked with engineering new product developments in the IEH connector offerings to broaden the market base of potential customers. These new connectors will introduce the traditional IEH quality and value to industries that specify exceptional reliability and performance in electrical and electronic equipment. Before joining IEH, Robert worked for more than 20 years in positions of increasing responsibility for major national manufacturers of electrical and electronic goods for residential, industrial, government and OEM markets.

Sherif Mahdi joined IEH in October, 2014 as Director of Quality. Sherif has 22 years of progressive professional experience in total quality management/operations and engineering management, most notably, with a multinational manufacturing organization and distribution client. He has managed accounts in the aviation, space, government, commercial, medical, telecommunication, retail, construction, and automotive industries.  His expertise encompasses development, implementation and auditing of quality systems such as ISO9001, AS9100/AS9120, ISO13485, QS9000, TE Supplement, ISO20000, ISO14000, TS16949 and design for Six Sigma, Lean Six Sigma Black Belt directives impacting the lifecycle of plant and corporate operations including affiliated business and developmental concerns. His background is strengthened by significant experience as an industrial engineer. Sherif holds a Master of Science Degree in Engineering Management and a Master of Business Administration Degree.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of IEH’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of IEH.

Officers, directors and greater than 10% shareholders are required under federal law to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the 2017 fiscal year.

Board Committees and Compensation, Board Meetings, and Director Independence

Our Board of Directors currently consists of five (5) individuals plus one (1) vacancy. We believe that four (4) of our directors, Allen Gottlieb, Gerald Chafetz, Eric C. Hugel and Sonia Marciano would both qualify as “independent directors” within the meaning of the term as applied by the Nasdaq Stock Market Rule 4200(a)(15). Our shares of Common Stock are not listed on the Nasdaq Stock Market.

Since the Board of Directors has historically and will in the immediate future consist of only a small number of directors, we have not formed any Board committees. All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our Board of Directors. Each Director receives an annual fee of $5,000 for serving as a member of the Board of Directors each fiscal year.

During the fiscal year ended March 31, 2017, the Board of Directors held three meetings by telephone conference call. All Directors participated in such meeting of the Board. In addition, during the fiscal year ended March 31, 2017, the Board of Directors took action by unanimous written consent on one occasion.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Board does not have a Compensation Committee. There are no interlocks between our Directors and Directors of other companies.

Audit Committee and Audit Committee Financial Expert

We do not have an Audit Committee of the Board. Because of our small size of operations and because our shares of Common Stock are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board of Directors acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. Further, as a result of our financial condition, and limited financial resources to obtain directors’ and officers’ insurance and to provide financial incentives to Board members, we have been unable to attract other qualified persons to serve on our Board.

Nominations to the Board of Directors

Given the small size of our operations, we do not have a separate Nominating Committee of our Board of Directors. As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board. The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

•	Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards;
•	Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of IEH and should be willing and able to contribute positively to our decision-making process;
•	Nominees should have a commitment to understand IEH and its industries and to regularly attend and participate in meetings of the Board and its committees;
•	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of IEH, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders;
•	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all of IEH shareholders and to fulfill the responsibilities of a director; and
•	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

The renomination of existing directors is not viewed as automatic, but is based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors’ performance on the Board and any committee thereof. The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources. The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. The one person standing for election at the Annual Meeting is being renominated by the Company.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 140 58th Street Building B, Suite 8E, Brooklyn, New York 11220, not later than: (i) with respect to an election to be held at an Annual Meeting of Shareholders, 120 days prior to the anniversary date of the immediately preceding Annual Meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of IEH if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above; and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

Any shareholder who wishes to communicate with the Board of Directors should send a written letter to the Corporate Secretary of the Company, at the Company’s principal address. Letters may be directed to the Board as a whole or to individual members.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE THREE (3) NOMINEES FOR CLASS II DIRECTORS AS DESCRIBED IN THIS PROPOSAL 1.

PROPOSAL 2

SAY ON PAY - ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our shareholders.

The “Executive Compensation and Related Information” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Board of Directors with respect to the fiscal year ended March 31, 2017. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals will help drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our Board of Directors is asking shareholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation and Related Information,” the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board of Directors, create or imply any change to the fiduciary duties of the Company or the Board of Directors, or create or imply any additional fiduciary duties for the Company or the Board of Directors. However, our Board of Directors values the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required and Board Recommendation

On this non-binding matter, the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this Proposal 2. THE BOARD OF DIRECTORS BELIEVES THAT VOTING FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND RECOMMENDS A VOTE FOR THIS PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manuel Reina, CPA has been appointed by the Board of Directors of the Company as our independent registered public accounting firm for the fiscal year March 30, 2018. The Board of Directors has further directed that management submit the selection of Manuel Reina, CPA as our independent registered public accountants for ratification by the shareholders at the Annual Meeting. Shareholder ratification of the selection of Manuel Reina, CPA as our independent registered public accounting firm, is not required by our bylaws, New York corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the selection of Manuel Reina, CPA as our independent registered public accounting firm, the Board of Directors will reconsider whether to retain that firm for fiscal year 2018. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if they determine that such a change would be in the best interests of our shareholders and the Company. Manuel Reina, CPA is expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Mr. Reina was previously associated with the Company’s prior independent registered public accounting firm, Jerome Rosenberg, CPA, P.C.

Principal Accountant Fees and Services

During the fiscal year ended March 31, 2017, the audit services provided by Jerome Rosenberg CPA, P.C. consisted of examination of financial statements, services relative to filings with the SEC, and consultation in regard to various accounting matters.

During the fiscal years ended March 31, 2017 and March 25, 2016, respectively, the total fees billed for professional audit, non-audit services and other services rendered by our independent registered public accounting firm were as follows:

Audit Fees. During the fiscal years ended March 31, 2017 and March 25, 2016, respectively, IEH paid an aggregate of $65,000 and $60,000, respectively, each year to Jerome Rosenberg, CPA, P.C. for fees related to the audit of its financial statements.

Audit Related Fees. During the fiscal years ended March 31, 2017 and March 25, 2016, respectively, no fees were paid to Jerome Rosenberg, CPA, P.C. with respect to financial systems design or implementation.

Tax Fees. During the fiscal years ended March 31, 2017 and March 25, 2016, respectively, the Company paid to Jerome Rosenberg, CPA, P.C. the sums of $6,000 and $37,250, respectively, for tax compliance, tax advice and tax planning services.

All Other Fees. During the fiscal years ended March 31, 2017 and March 25, 2016, respectively, IEH did not pay any other fees for services to its auditor.

The Board of Directors has determined that the services provided by Jerome Rosenberg, CPA, P.C. and the fees paid to it for such services during the fiscal year ended March 31, 2017 has not compromised the independence of

Jerome Rosenberg, CPA, P.C.

The Board of Directors of the Company is now comprised of five (5) persons following Michael Offerman’s sudden death on March 24, 2017. Due to the limited size and scope of the Company’s operations which are limited to one office and the level of revenue and income, the Board of Directors has not established an Audit Committee. Further, as the Company’s securities are not traded on any exchange or on NASDAQ, but during the fiscal year solely were listed for quotations on the Over the Counter Bulletin Board, there is no requirement that an Audit Committee be established. The Board, as an entirety, approves that appointment of its independent auditor and the related work performed by the auditor for services which are not audit related. In its deliberations regarding approval of the independent auditor for auditing and other services, the Board reviews the auditor’s history of representing the Company, the fees to be paid and paid historically, the level of performance provided by the auditor and the ability of the Company, given its lack of profits to obtain similar services for similar costs. In compliance with the rules of the OTCQB, the Company plans to establish an audit committee.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the ratification of Manuel Reina, CPA as our independent registered public accounting firm for the fiscal year ending March 30, 2018. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF MANUEL REINA, CPA AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018 AS DESCRIBED IN THIS PROPOSAL 3.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

The following table sets forth below the summary compensation paid or accrued by the Company during the fiscal years ended March 31, 2017 and March 25, 2016 for the Company’s Chief Executive Officer and Chief Financial Officer:

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Total
David Offerman, Chief Executive	March 31, 2017	$285,991	$32,000	$0	$317,991
Officer, President (2)
Michael Offerman, Former Chief	March 31, 2017	$267,101	$55,000	$0	$322,101
Executive Officer, Former President (1)(2)	March 25, 2016	$238,645	$55,000	$0	$293,645
Robert Knoth, Chief Financial	March 31, 2017	$207,538	$40,000	$0	$247,538
Officer	March 25, 2016	$189,276	$40,000	$0	$229,276

(1)	During the fiscal years ended March 31, 2017 and March 25, 2016, the Company provided automobile allowances to Mr. Offerman. This does not include the aggregate incremental cost to the Company of such automobile allowance.

(2)	On March 26, 2017, the Board of Directors of the Company held a special meeting by telephonic conference call to elect David Offerman as the Company’s new Chairman of the Board, President and Chief Executive Officer. David succeeded his late father, Michael Offerman, who passed away on March 24, 2017.

On September 1, 2009, the Company entered into agreements with each of Michael Offerman, its President and Chief Executive Officer, and Robert Knoth, its Chief Financial Officer, respectively, providing for certain retirement benefits to be payable to each of them after termination of each such officer’s active service of employment with the Company. Each agreement provides that each officer’s employment with the Company shall be divided into an “active period” and a “retirement period”. The active period shall mean the period of time until the officer attains the age of 70 years, or further period of employment beyond such date if extended by mutual agreement of the officer and the Company. The retirement period shall mean the period beginning with the officer attaining the age of 70 years and continuing until 10 years thereafter unless the officer’s employment has been previously terminated or extended by the mutual agreement of the officer and the Company. The retirement period shall take effect only on termination of the active period. Pursuant to Mr. Offerman’s agreement, he will be entitled to receive $50,000 per annum and aggregate payments during the retirement period not to exceed $500,000. Pursuant to Mr. Knoth’s agreement, he will be entitled to receive $12,000 per annum and aggregate payments during the retirement period not to exceed $120,000. During the fiscal year ended March 31, 2017, Messrs. Offerman and Knoth and the Board of Directors have agreed to extend their employment agreements, respectively, for an additional year.

Employment Agreements with Named Executive Officers

The following are summaries of the agreements with our named executive officers. The agreements provide the general framework and the specific terms for the compensation of the named executive officers.

Michael Offerman

On September 4, 2009, the Company entered into an agreement with Mr. Offerman, the terms of which are summarized below, to provide for certain retirement benefits to him.

Under the agreement, Mr. Offerman will be entitled to serve as an executive officer of the Company for the “Active Period” which is defined as such period until he attains the age of 70 years or further period of employment beyond such date if extended by mutual agreement of the Company and Mr. Offerman. The “Retirement Period” is defined as the period beginning with the executive attaining the age of 70 years and continuing until ten (10) years thereafter, unless his employment has been previously terminated or extended by mutual agreement of the Company and the executive. The Retirement Period shall take effect only on termination of the Active Period.

The Active Period shall terminate on the first to occur of the following events: (i) Expiration of the later of either the original time limit for such Active Period, or the renewal or extension thereof by the Company; (ii) executive attaining the age of 70 years, unless his Active Period of employment has been extended by mutual agreement of executive and the Company; (iii) Death of executive before attaining an age of 70 years; (iv) Disability of executive before attaining an age of 70 years; (v) Termination of Executive by mutual consent of executive and the Company before attaining age 70 years; or (vi) The passage of sixty (60) days following receipt by executive of notice in writing from Company's intention to terminate the employment relationship for Cause. "Cause" means: (i) willful malfeasance or willful misconduct by executive in connection with his employment; (ii) executive's gross negligence in performing any of his duties under the employment agreement; (iii) executive's conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) executive's material breach of any written policy applicable to all executives adopted by the Company which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof; or (v) material breach by executive of any of his obligations under the employment agreement which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof.

The Retirement Period shall terminate with the first to occur of any of the following events: (i) Expiration of the time limit for such Retirement Period; (ii) The death of executive, subject to the provisions of termination payments to the executive’s estate or beneficiaries for the remainder of the executive’s 10-year Retirement Period; (iii) Violation by executive of provisions of the employment agreement relating to employment duties and competitive activities, such termination being a termination for Cause. The Company shall give sixty (60) days’ notice, in writing, to executive of its intention to terminate for Cause; or (iv) Termination by mutual consent of the Company and the executive.

Compensation

During the Active Period, Mr. Offerman’s compensation shall be fixed by the Board of Directors of the Company from time to time. During the fiscal year ending March 31, 2017, Mr. Offerman received a salary of $267,101.

During the Retirement Period, the amount payable shall be at the rate of $50,000 per year for a period of ten (10) years, payable in equal monthly, with the first payment to be made on the 1st day of the next month following the month in which the last to occur of the following events: (a) executive has attained the age of 70 years; or (b) if executive's employment and active service has been extended by the Company beyond executive attaining the age of 70 years, from the date of termination of such active service.

Termination Payments

On termination of his Active Period, except by reason of termination by the Company for Cause or by mutual consent of executive and the Company, executive shall be paid at the rate of $50,000 per annum for a period of ten (10) years, payable in equal monthly installments. If executive, however, dies after commencement of the Retirement Period and before the expiration of the ten (10) year Retirement Period, the monthly payments shall be made to executive's estate, or to the beneficiary or beneficiaries designated by executive in writing, on an appropriate form as may be submitted to the Company by executive, for the balance of the Retirement Period.

As a result of Mr. Michael Offerman’s death on March 24, 2017, his Active Period terminated. Accordingly, his estate and/or beneficiaries designated by Michael Offerman shall receive payments at the rate of $50,000 per year for a period of ten (10) years, or an aggregate of $500,000.

Robert Knoth

On September 1, 2010, the Company entered into an agreement with Mr. Knoth, the terms of which are summarized below, to provide for certain retirement benefits to him.

Under the agreement, Mr. Knoth will be entitled to serve as an executive officer of the Company for the “Active Period” which is defined as such period until he attains the age of 70 years or further period of employment beyond such date if extended by mutual agreement of the Company and Mr. Knoth. The “Retirement Period” is defined as the period beginning with the executive attaining the age of 70 years and continuing until ten (10) years thereafter, unless his employment has been previously terminated or extended by mutual agreement of the Company and the executive. The Retirement Period shall take effect only on termination of the Active Period.

The Active Period shall terminate on the first to occur of the following events: (i) Expiration of the later of either the original time limit for such Active Period, or the renewal or extension thereof by the Company; (ii) Executive attaining the age of 70 years, unless his Active Period of employment has been extended by mutual agreement of executive and the Company; (iii) Death of executive before attaining an age of 70 years; (iv) Disability of executive before attaining an age of 70 years; (v) Termination of Executive by mutual consent of executive and the Company before attaining age 70 years; or (vi) The passage of sixty (60) days following receipt by executive of notice in writing from Company's intention to terminate the employment relationship for Cause. "Cause" means: (i) willful malfeasance or willful misconduct by executive in connection with his employment; (ii) executive's gross negligence in performing any of his duties under the employment agreement; (iii) executive's conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) executive's material breach of any written policy applicable to all executives adopted by the Company which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof; or (v) material breach by executive of any of his obligations under the employment agreement which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof.

The Retirement Period shall terminate with the first to occur of any of the following events: (i) Expiration of the time limit for such Retirement Period; (ii) The death of executive, subject to the provisions of termination payments to the executive’s estate or beneficiaries for the remainder of the executive’s 10-year Retirement Period; (iii) Violation by executive of provisions of the employment agreement relating to employment duties and competitive activities, such termination being a termination for Cause. The Company shall give sixty (60) days’ notice, in writing, to executive of its intention to terminate for Cause; or (iv) Termination by mutual consent of the Company and the executive.

Compensation

During the Active Period, Mr. Knoth’s compensation shall be fixed by the Board of Directors of the Company from time to time. During the fiscal year ending March 25, 2016, Mr. Knoth received a salary of $211,001.

During the Retirement Period, the amount payable shall be at the rate of $12,000 per year annum for a period of ten (10) years, payable in equal monthly installments of $1,000, with the first payment to be made on the 1st day of the next month following the month in which the last to occur of the following events: (a) executive has attained the age of 70 years; or (b) if executive's employment and active service has been extended by the Company beyond executive attaining the age of 70 years, from the date of termination of such active service.

Termination Payments

On termination of his Active Period, except by reason of termination by the Company for Cause or by mutual consent of executive and the Company, executive shall be paid at the rate of $12,000 per annum for a period of ten (10) years, payable in equal monthly installments of $1,000. If executive, however, dies after commencement of the Retirement Period and before the expiration of the ten (10) year Retirement Period, the monthly payments shall be made to executive's estate, or to the beneficiary or beneficiaries designated by executive in writing, on an appropriate form as may be submitted to the Company by executive, for the balance of the Retirement Period.

However, the aggregate of such termination payments under the employment agreement of Mr. Knoth shall not in any event exceed the sum of $120,000.

Stock Option Plan

On August 31, 2011, the Company’s shareholders approved the adoption of the Company’s 2011 Employees Stock Option Plan (“2011 Plan”) to provide for the grant of options to purchase up to 750,000 shares of the Company’s Common Stock to all employees, including senior management. The plan terminates on August 30, 2022.

Options granted to employees under the 2011 Plan may be designated as options which qualify for incentive stock option treatment under Section 422A of the Internal Revenue Code, or option which do not so qualify. Under the 2011 Plan, the exercise price of an option designated as an incentive stock option shall not be less than the fair market value of the Company’s Common Stock on the day the option is granted. In the event an option designated as an incentive stock option is granted to a ten percent (10%) shareholder, such exercise price shall be at least 110 percent (110%) of the fair market value or the Company’s Common Stock and the option must not be exercisable after the expiration of ten years from the day of the grant. Exercise prices of non-incentive stock options may be less than the fair market value of the Company’s Common Stock. The aggregate fair market value of shares subject to options granted to a participant, which are designated as incentive stock options, and which become exercisable in any calendar year, shall not exceed $100,000.

On July 1, 2015, our Board of Directors granted 245,000 options to purchase shares of the Company’s Common Stock under the 2011 Plan as follows: (i) Michael Offerman, our Chief Executive Officer, was granted 75,000 options; (ii) Robert Knoth, our Chief Financial Officer, was granted 50,000 options; (iii) four non-executive officer key employees were granted 110,000 options; and (iv) each of our non-management directors, Allen Gottlieb and Gerald Chafetz, was granted 5,000 options. The stock options (i) have a ten-year term; (ii) have an exercise price equal to the fair market value of the Company’s Common Stock as determined under the 2011 Plan, as reported in the OTCBB, on the date of grant ($6.00), except that the options granted to Michael Offerman has an exercise price equal to 110% of such fair market value because he owns ten percent (10%) or greater of the Company’s issued and outstanding Common Stock; and (iii) were all immediately vested.

Effective August 15, 2016, the Board of Directors also approved the granting of stock options to purchase shares of the Company’s common stock under the 2011 Plan to each of Dr. Marciano and Mr. Hugel, the newly elected non-management directors, as follows: Each of the new non-management directors will receive a grant of options totaling 5,000 shares each subject to the following vesting schedule: (i) 1,000 shares will vest immediately (August 15, 2016); (ii) 2,000 shares will vest on August 15, 2017; and (iii) 2,000 shares will vest on August 15, 2018.

The stock options: (i) have a ten-year term; and (ii) have an exercise price equal to the fair market value of the Company’s common stock as determined under the 2011 Plan, as reported in the OTCBB, on the date of grant ($5.30). In the event of the termination of each recipient’s association with the Company, the options will remain exercisable in accordance with the terms of the 2011 Plan.

In the event of the termination of each recipient’s employment by, or association with, the Company (as applicable), the options will remain exercisable in accordance with the terms of the 2011 Plan.

The table below summarizes the option awards for the named executive officers and non-management directors:

Name	Stock Option Grants

Michael Offerman (1)	75,000
Robert Knoth	50,000
David Offerman (2)	50,000
Allen Gottlieb	5,000
Gerald Chafetz	5,000
Sonia Marciano (3)	5,000
Eric Hugel (3)	5,000

(1)	On March 24, 2017, Michael Offerman died suddenly. Options are exercisable for a period of 12 months from the date of death by his personal representatives, heirs and legatees to the same extent Michael Offerman could have exercised such options as if he had not died.
(2)	On March 26, 2017, the Board of Directors of the Company held a special meeting by telephonic conference call and elected David Offerman to replace Michael Offerman as Chairman of the Board, President and Chief Executive Officer.
(3)	As of October 12, 2017, the recipient had vested options to purchase 3,000 shares and unvested options to purchase 2,000 shares of Common Stock.

Cash Bonus Plan

In 1987, the Company adopted a cash bonus plan for executive officers (“Cash Bonus Plan”). Contributions to the Cash Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 or 25% of pre-tax operating profits. The contribution for the fiscal years ended March 31, 2017 and March 25, 2016 was $324,000 and $227,700, respectively.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The securities entitled to vote at the Annual Meeting are IEH's Common Stock. The presence, in person or by proxy, of a majority of shares of Common Stock issued and outstanding entitled to vote will constitute a quorum for the Annual Meeting. Each share of Common Stock entitles its holder to one (1) vote on each matter submitted to shareholders. The close of business on Thursday, October 12, 2017 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At that date, 2,303,468 shares of Common Stock were issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

The following table sets forth certain information as of Thursday, October 12, 2017 with respect to: (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act), known by IEH to be the beneficial owner of more than five percent (5%) of any class of IEH's voting securities; (ii) each Executive Officer and Director who owns Common Stock in IEH; and (iii) all Executive Officers and Directors as a group. As of Thursday, October 12, 2017, there were 2,303,468 shares of Common Stock issued and outstanding. Shares of Common Stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposed of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. The figures stated below are based upon Schedules 13Ds, Schedule 13D/As, Schedule 13Gs, Schedule 13G/As, Form 3s and Form 4s filed with the Securities and Exchange Commission by the named persons.

Title of Class	Name and Address of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percentage of Class
Common Stock $.01 Par Value	Michael Offerman(1) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	998,784	42%

	David Offerman(2) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	50,100	2%

	Robert Knoth(3) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	52,195	2%

	Allen Gottlieb(2) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	5,000	*

	Gerald E. Chafetz(4) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	5,000	*

	Dr. Sonia Marciano(5) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	3,000	*

	Eric C. Hugel(5) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	3,000	*

All Officers & Directors as a Group (7 in number) (1) (2) (3) (4) (5)		1,117,079	46%
5% Shareholders	Zeff Capital LP.(6) 1601 Broadway, 12th Floor New York, NY 10019	274,203	12%

__________________________

* Denotes ownership percentage of less than 1%.

All shares set forth above are owned directly by the named individual unless otherwise stated.

(1)	43,600 shares of common stock are jointly owned by Mr. Offerman and his wife, Gail Offerman. Includes vested options to purchase 75,000 shares of common stock. On March 24, 2017, Michael Offerman died suddenly.

(2)	Includes vested options to purchase 50,000 shares of common stock. On March 26, 2017, the Board of Directors on the Company held a special meeting by telephonic conference call and elected David Offerman to replace the late Michael Offerman as Chairman of the Board of Directors, President and Chief Executive Officer.
(3)	Includes vested options to purchase 50,000 shares of common stock.
(4)	Includes vested options to purchase 5,000 shares of common stock.
(5)	Includes vested options to purchase 3,000 shares of common stock but excludes unvested options to purchase 2,000 shares of common stock.
(6)	Based on a Schedule 13G dated January 13, 2017 filed by the reporting person.
(7)	Includes all shares owned and vested options to purchase shares of common stock. Excludes unvested options to purchase common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our Common Stock. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation and Related Information.”

Messrs. Gottlieb, Chafetz and Hugel and Dr. Marciano are deemed independent directors of the Company.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are our shareholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, IEH Corporation., 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 or call at (718) 492-4440. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Shareholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to our Corporate Secretary at our principal executive offices.

SHAREHOLDER PROPOSALS

Eligibility to Submit a Proposal.  Under Rule 14a-8 promulgated under the Exchange Act, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.

Inclusion in Next Year’s Proxy Statement. A shareholder who desires to have his or her proposal included in next year’s proxy statement must deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on July 18, 2018.

Presentation at Meeting.  Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2018 Annual Meeting of Shareholders, if we are not provided notice of a stockholder proposal, which the Shareholder has not previously sought to include in our proxy statement, by September 1, 2018, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

ADDITIONAL INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM l0-K FOR THE FISCAL YEAR ENDED MARCH 31, 2017 FILED WITH THE SEC WILL BE FURNISHED WITHOUT EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, CORPORATE SECRETARY, IEH CORPORATION, 140 58TH STREET, BUILDING B, SUITE 8E, BROOKLYN, NEW YORK 11220. Each request must set forth a good faith representation that as of the Record Date, the person making the request was the beneficial owner of Common Stock of IEH entitled to vote at the 2017 Annual Meeting of Shareholders. We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov.

OTHER BUSINESS

As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors

/s/ ROBERT KNOTH
Robert Knoth
Chief Financial Officer and Corporate Secretary

Dated: October 16, 2017

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER BY MAIL OR VIA TELEPHONE OR VIA THE INTERNET, IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS. IF YOU VOTE BY MAIL, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

.. IEH Corporation IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Gerald E. Chafetz + 02 - Allen Gottlieb 03 - David Offerman For Against Abstain For Against Abstain 2. Say on Pay - An advisory vote regarding the approval of 3. Proposal to ratify the appointment of Manuel Reina CPA, as executive compensation. the independent registered public accounting firm of IEH Corporation for the year ending March 30, 2018. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02P4LB

.. • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — IEH Corporation Notice of 2017 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — Thursday, November 16, 2017 at 10:00 a.m. Local Time. ROBERT KNOTH and DAVID OFFERMAN, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of IEH Corporation to be held on Thursday, November 16, 2017 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Election of Directors, FOR Say on Pay – an advisory vote to approve Executive Compensation, and FOR Ratification of the appointment of Independent Registered Public Accounting Firm. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)